NAME CHANGE AMENDMENT TO DECLARATION OF TRUST

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND

                                 APRIL 18, 2011

      WHEREAS, the Declaration of Trust of First Trust/FIDAC Mortgage Income Fund (the "Trust") was made as of the 22nd day of February, 2005 (the "Declaration");

      WHEREAS, the Board of Trustees, pursuant to the authority granted to them by Section 11.1 of the Declaration, now desire to amend the Declaration to change the name of the Trust, effective as of April 29, 2011, to

                          First Trust Mortgage Income Fund;

      NOW, THEREFORE, the Board of Trustees does hereby amend the Declaration, effective as of April 29, 2011, to change the name of the Trust to First Trust Mortgage Income Fund; and in all places in the Declaration where the name of the Trust appears, such name be and it hereby is changed to First Trust Mortgage Income Fund;

      Except as aforesaid, the Declaration shall remain in full force and effect.

                           [Signature page to follow]

IN WITNESS WHEREOF, the undersigned, being at least a majority of the Trustees of the Trust, have executed this Amendment as of the 18th day of April, 2011.


/s/ James A. Bowen                            /s/ Richard E. Erickson
---------------------------------             ---------------------------------
James A. Bowen, as Trustee                    Richard E. Erickson, as Trustee
and not individually                          and not individually
Address:                                      Address:
c/o First Trust Advisors L.P.                 c/o First Trust Advisors L.P.
120 E. Liberty Drive                          120 E. Liberty Drive
Suite 400                                     Suite 400
Wheaton, IL 60187                             Wheaton, IL 60187



/s/ Thomas R. Kadlec                          /s/ Robert F. Keith
---------------------------------             ---------------------------------
Thomas R. Kadlec, as Trustee                  Robert E. Keith, as Trustee
and not individually                          and not individually
Address:                                      Address:
c/o First Trust Advisors L.P.                 c/o First Trust Advisors L.P.
120 E. Liberty Drive                          120 E. Liberty Drive
Suite 400                                     Suite 400
Wheaton, IL 60187                             Wheaton, IL 60187



/s/ Niel B. Nielson
---------------------------------
Niel B. Nielson, as Trustee
and not individually
Address:
c/o First Trust Advisors L.P.
120 E. Liberty Drive
Suite 400
Wheaton, IL 60187